                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             ____________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   May 5, 1997
                                                        ---------------


                  COMMUNICATIONS  WORLD  INTERNATIONAL,  INC.
                  -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  Commission file number:  0-13652

            Colorado                                      84-0917382
 ------------------------------------                --------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

  6025  South  Quebec,  Suite  300, Englewood,  Colorado         80111
--------------------------------------------------------       ----------
     (Address of principal executive offices)                  (Zip Code)

                                (303) 721-8200
                                --------------
              Registrant's telephone number, including area code
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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

KPMG Peat Marwick LLP was previously the principal accountants for Communications World International, Inc. On May 5, 1997, the firm's appointment as principal accountants was terminated and the firm of Levine Hughes & Mithuen, Inc. was engaged as principal accountants. The decision to change accountants was approved by the board of directors.

In connection with the audits of the two fiscal years ended April 30, 1996, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit report of KPMG Peat Marwick LLP on the consolidated financial statements of Communications World International, Inc. and subsidiaries as of and for the years ended April 30, 1996 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG Peat Marwick LLP's auditors' report on the consolidated financial statements of Communications World International, Inc. and subsidiaries as of and for the years ended April 30, 1996 and 1995, contained a separate paragraph stating that "the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern." Management's plans in regard to these matters are also described in Note 13. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(C)        Exhibits

          Exhibit 16 - Letter of KPMG Peat Marwick LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304 (a)
(3) of Regulation S-B.
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                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Communications World International, Inc.
                                    ----------------------------------------
                                    (Registrant)



Date:  May 7, 1997                  /s/  Richard D. Olson
       -----------                  ---------------------
                                    Richard D. Olson, President and C.E.O.



Date:  May 7, 1997                  /s/ Scott E. Harris
       -----------                  -------------------
                                    Scott E. Harris, Executive Vice President,
                                    CFO

                                   Exhibit 16



May 9, 1997


Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Communications World International, Inc. and, under the date of July 22, 1996, we reported on the consolidated financial statements of Communications World International, Inc. and subsidiaries as of and for the years ended April 30, 1996 and 1995. On May 5, 1997, our appointment as principal accountants was terminated. We have read Communications World International, Inc.'s statements included under Item 4 of its Form 8-K dated May 5, 1997, and we agree with such statements, except that we are not in a position to agree or disagree with Communications World International, Inc.'s statement that the change was approved by the board of directors.

Very truly yours,

    /s/ KPMG Peat Marwick LLP
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